                                                                    EXHIBIT 10.8
                                   AGREEMENT

                                      TO

                              SUB-LEASE PREMISES

STATE OF TEXAS     X
                   X           KNOW ALL PERSONS BY THESE PRESENTS:
COUNT OF TRAVIS    X

That this Amendment to the Lease Agreement is made as of the 1/st/ day of January, 1997, between Colina West Limited, Landlord, Reynolds, Loeffler and Dowling, PC, (formerly McIntosh & Reynolds, PC), Tenant, and Pervasive Software Inc., Sub-Tenant:

                                  WITNESSETH

WHEREAS, the Landlord and Tenant have executed that certain Lease Agreement on December 1/st/, 1992, covering approximately 3,703 net rentable square feet of office space on the second floor the Colina West Office Building in Austin, Travis County, Texas, designated as Suite 280, and hereby referred to as the "Premises"; and

WHEREAS, the Landlord and Tenant have executed that certain Additional Agreement
     September 29, 1995; and

WHEREAS, the Tenant desires to sub-lease such Premises to Sub-Tenant,

NOW THEREFORE, for and in consideration of the mutual promises and covenants set forth herein, the Landlord and Tenant agree that the Lease Agreement is amended as follows effective January 1/st/, 1997:

     1. Tenant agrees to sub-lease the Premises to Sub-Tenant, effective January 1/st/, 1997, or such later date agreed to by Tenant and Sub-Tenant, but in no event later than March 1/st/, 1997. Tenant agrees to vacate the Premises as of such date, and on such date Sub-Tenant agrees to occupy the Premises on an "as is" basis.

     2. Sub-Tenant shall quietly enjoy the possession of such Premises, and shall jointly assume all of Tenant's rights under the Lease Agreement. Sub-Tenant shall also jointly assume all of the obligations of Tenant under the Lease Agreement, and agrees to faithfully perform all the responsibilities of Tenant under such Lease Agreement or under the Additional Agreement, including, the timely payment of Basic Rental and any other amounts due to Landlord.

     3. As an inducement for Landlord's consent, Tenant and Sub-Tenant agree to limit the number of employees working in the Premises to a maximum of 15 employees, and Sub-Tenant shall not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord, as specified by Section 9 of the Lease Agreement.

     4.  Tenant agrees to remain liable to Landlord for any default by Sub-
     Tenant.

     5. Landlord agrees to the terms of the Sub-Leasing Agreement, including the right of Sub-Tenant to execute the Renewal Option, as outlined in
     Section 40.C of the Lease Agreement.

     6. Landlord, Tenant and Sub-Tenant all ratify and affirm all terms and provisions of the Lease Agreement except as modified by the terms of this Sub-Leasing Amendment.

EXECUTED this 1st day of January, 1997.

LANDLORD:                              TENANT:

Colina West Limited                    Reynolds, Loeffler & Dowling, PC
-------------------                    --------------------------------

                                       (formerly named mcIntosh & Reynolds, PC)
                                       ----------------------------------------


By:                                    By:
   ---------------------------------      -------------------------------------
By:     David Kahn                     By:     Ronald H. Reynolds
   ---------------------------------      -------------------------------------
Title:  Managing Partner               Title:  President
      ------------------------------         ----------------------------------
Date:   12/10/96                       Date:   12/10/96
     -------------------------------        -----------------------------------


SUB-TENANT
Pervasive Software Inc.
-----------------------



By:
   ---------------------------------
By:
   ---------------------------------
Title:
      ------------------------------
Date:
     -------------------------------


                                   EXHIBIT A


                                  MASTER LEASE

                                LEASE AGREEMENT

   THIS LEASE AGREEMENT is entered into as of the 1/st/ day of December, 1992,
                                                  -----
by and between Colina West Limited (hereinafter called "Landlord"), whose
               -------------------
address for purposes hereof is 200 East Sixth Street, Suite 220, Austin, Texas,
                               ------------------------------------------------
78701 and McIntosh & Reynolds, a Professional Corporation (hereinafter called
-----     -----------------------------------------------
"Tenant"), whose address for purposes hereof is 8834 Capital of Texas Highway
                                                -----------------------------
North, Suite 280, Austin, Texas, 78759.
--------------------------------------

   1.   DEFINITIONS.

   (a) "Building": The office building to be (or which has been) constructed on land described as Great Hills, Section XVI, a subdivision in Travis County, Texas, and known as Colina West Office Building.

   (b) "Premises": Suite No. 280 in the Building, generally outlined on Exhibit 'A' hereto, and measuring approximately net rentable square feet.,

   (c) "Commencement Date": January 1st, 1993 (or on such date as Landlord tenders, in writing, the Premises to Tenant).

   (d) "Lease Term": The period commencing on the Commencement Date and continuing for sixty (60) calendar months thereafter: provided, however, if the term of this lease commences on a date other than the first day of a calendar month, the Lease Term shall consist of 60 calendar months and the first months for which rent is due shall be prorated

   (e)   "Basic Rental":

         $3,549.00 per month for the period of January 1/st/, 1993 to December 31/st/, 1993,

         $3,780.15 per month for the period of January 1/st/, 1994 to December 31/st/, 1994,

         $4,011.58 per month for the period of January 1/st/, 1995 to December 31/st/, 1995,

         $4,320.17 per month for the period of January 1/st/, 1996 to December 31/st/, 1996, and

         $4,628.75 per month for the period of January 1/st/, 1997 to December 31/st/, 1997,

   (f)  "Basic Reserved Parking Charge":  $None(0.00) per month, per space.

   (g) "Basic Cost": Any and all ad valorem taxes, costs, expenses and disbursement of every kind and character which Landlord shall incur pay or become obligated to pay in connection with the ownership of any estate or interest in, and the operation, maintenance, repair, replacement and security of, the Building determined in accordance with accepted cash basis accounting principles.

   (h)  "Security Deposit":  $2,000.00


Landlord's Initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----

   (i) "Tenant's proportionate share" 5.67% (the percentage expressing the ratio between the number of rentable square feet comprising the Premises |3,702| and the number of rentable square feet of the Building |65,264|, which percentage shall be subject to adjustment if the number of rentable square feet comprising the Premises changes).

   (j)  "permitted use":  Office.

   2. LEASE GRANT. Landlord does hereby lease, demise and let unto Tenant the Premises, commencing on the Commencement Date and ending on the last day of the Lease Term, unless sooner terminated as herein provided. If the lease is executed before the Premises become vacant or are otherwise available and ready for occupancy, or if any present tenant or occupant of the premise holds over and Landlord cannot acquire possession of the Premises prior to the Commencement Date of this lease. Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises on such date as Landlord is able to tender the same, which date shall be deemed to be the Commencement Date of this lease for all purposes, and this lease shall continue of the Lease Term specified in Paragraph 1. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord's obligations.

   3. RENT. In consideration of this lease, Tenant promises and agrees to pay Landlord the Basic Rental without deduction or setoff, for each month of the entire Lease Term. One such monthly installment shall be payable by Tenant to Landlord contemporaneously with the execution of this lease, and a like monthly installment shall be due and payable without demand beginning on the first day of the calendar month following the expiration of the first full calendar month of the Lease Term and continuing thereafter on or before the first day of each succeeding calendar month during the term hereof. Rent for any fractional month at the beginning of the Lease Term shall be prorated based on one three hundred sixtieth (1/360) of the current annual basic rent for each day of the partial month this lease is in effect and shall be due and payable upon written notice from Landlord to Tenant. In the event any installment of the Basic Rental, or any other sums which become owning by Tenant to Landlord under the provisions hereof are not received within five (5) days after the due date thereof (without in any way implying Landlord's consent to such late payment). Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of the basic rental or such other sums owed, a late payment charge equal to ten percent (10%) of the installment of the Basic Rental or such other sums owed. Notwithstanding the foregoing, the foregoing late charges shall not apply to any sums which may have been advanced by Landlord to or for the benefit of Tenant pursuant to the provisions of this lease, it being understood that such sums shall bear interest, which Tenant hereby agrees to pay to Landlord, at the maximum rate of interest permitted by law to be charged Tenant for the use or forbearance of such money.

   4. SECURITY DEPOSIT. The security deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this lease. Such deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other


Landlord's Initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----
remedy, use such deposit to the extent necessary to make good any arrearages of rent and any other damage., injury, expense or liability caused to Landlord by such event of default. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant within a reasonable period of time after the termination of this lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the security deposit to the transferee and thereafter shall have no further liability for the return of such security deposit.

   5.   LANDLORD'S OBLIGATIONS.

   (a) Subject to the limitations hereinafter set forth. Landlord agrees, while Tenant is occupying the Premises and while Tenant is not in default under this lease, to furnish Tenant facilities to provide water (hot, cold and refrigerated) at those points of supply provided for general use of tenants of the Building, heated and refrigerated air conditioning in season, and elevator and janitorial service to the Premises, all such services to be provided at such times as Landlord normally furnishes these services to all tenants of the Building and in the manner and to the extent deemed by Landlord to be standard. In addition, Landlord agrees to maintain the public and common areas of the Building, such as lobbies, stairs, corridors and restrooms, in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. Landlord reserves the right exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession, or giving rise to any claim for setoff or abatement of rent, to decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the leased Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the building and to interrupt or temporarily suspend Building services and facilities.

   (b) In the event Tenant's use of electrical current (1) exceeds 110 volt power, or (2) exceeds that required for routine lighting and operation of desk top office machines which use 110 volt electrical power, or Tenant's use of any service furnished by Landlord exceeds that deemed by Landlord to be standard, then Tenant shall pay on demand such charges as Landlord may reasonably prescribe for any such excess. All such charges shall be deemed as so much additional rent due from Tenant to Landlord. Without Landlord's prior written consent, Tenant shall not install any equipment in the Premises which shall require for its use other than the normal electrical current or other utility service or which affects the temperature otherwise maintained by the air conditioning system or which otherwise overloads any utility serving the Premises. Approved equipment includes that such as copiers, PC's, IBM system.

   (c) Landlord, subject to payment by Tenant, shall make available to Tenant facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises and further shall make available electric lighting and current for the common areas of the Building in the manner and to the extent deemed by Landlord to be standard. Tenant shall pay Tenant's proportionate share of all such electrical current used by, and all other utility charges for utility


Landlord's Initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----
services to, the Building. Landlord may require separate metering for any utility service required by Tenant if such service is deemed by Landlord to be in excess of Building standard usage, in which event Tenant, shall pay for all such utility service.

   (d) Failure to any extent to make available: or any slow-down, stoppage or interruption of: or any change in the quantity, character availability of: these defined services, resulting from any cause, shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant for fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly. Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

   6. PARKING. Landlord agrees to make available to Tenant Three(3) reserved covered parking spaces. Tenant covenants and agrees to pay Landlord during the Term of this Lease, in addition to the Base Rental, a sum equal to the Basic Reserved Parking Charge for each of the covered reserved parking spaces times the number of permits assigned by Landlord to Tenant for the Term of the Lease. Landlord at its discretion may designate the specific space or area where each vehicle shall be parked, and may change such designated areas from time to time. Landlord may make, modify, or enforce rules and regulations relating to the parking of vehicles in the Project and Tenant shall abide by such rules and regulations. Landlord shall not be liable for any property damage or bodily injury arising from the use of the garage by tenant of the Building, their agents, employees, or invitees.

   7.   OPERATING EXPENSE INCREASES.

   (a) Tenant shall during the term of this lease pay as additional rent an amount (per each square foot of rentable area within the leased premises) equal to the excess ("Excess") from time to time of actual Basic Cost per rentable square foot in the Building over $the operating expenses from the period of January 1, 1993 through December 31, 1993. *Landlord, at its option, may collect such additional rent in a lump sum, to be due and payable within thirty
(30) days after Landlord furnishes to Tenant a statement of actual Basic Cost of the previous year, or beginning with January 1 of the first full calendar year following the Commencement Date, and on each January 1 thereafter. Landlord shall also have the option to make a good faith estimate of the Excess for each upcoming calendar year and upon thirty (30) days' written notice to Tenant may require the monthly payment of such additional rent equal to one-twelfth (1/12) of such estimate.

   (b) By April 30th of each calendar year during Tenant's occupancy, or as soon thereafter as practical Landlord shall furnish to Tenant a statement of Landlord's actual Basic Cost for the previous year. If for any calendar year additional rent collected for the prior year as a result of Landlord's estimate of Basic Costs is in excess of the additional rent actually due during such prior year, then Landlord shall refund to Tenant any overpayment. Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year.


Landlord's Initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----

   8. USE. Tenant shall use the Premises only for the permitted use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the permitted use or for any use or purpose which is unlawful, in part or in whole, disreputable in any manner, or extra hazardous on account of fire, nor permit anything to be done which will in any way increases the rate of insurance on the Building or contents: and in the event that, by reasons of acts of Tenant, there shall be any increase in the rate of insurance on the Building or contents created by Tenant's acts or conduct of business, Tenant hereby agrees to pay to Landlord the amount of such increase on demand. Acceptance of any such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in the management of the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having jurisdiction thereof with reference to the use, condition or occupancy of the Premises. Tenant will not, without the prior written consent of Landlord, paint, install lighting or decorations, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof.

   9. TENANTS REPAIRS AND ALTERATIONS. Tenant will not in any manner deface or injure the Building and will pay the cost of repairing any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the Lease Term take good care of the Premises and keep them free from waste and nuisance of any kind. Tenant agrees to keep the Premises, including all fixtures installed by Tenant and any plate glass and special store fronts, in good condition and make all necessary non-structural repairs except those caused by fire, casualty or acts of God covered by Landlord's fire insurance policy covering the Building. If Tenant fails to make such repairs within fifteen (15) days after the occurrence of the damage or injury. Landlord may at its option make such repair, and tenant shall, upon demand therefore, pay Landlord for the cost thereof. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord. All maintenance, repairs, alterations, additions or improvements shall be conducted only by contractors and subcontractors approved in writing by Landlord, it being understood that Tenant shall procure and maintain, and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain, insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with any such maintenance, repair, alteration, addition or improvement. At the end or other termination of this lease, Tenant shall deliver up the Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on termination of this lease and shall remain on the Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of the lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such maintenance, repairs, alterations, additions, improvements, removals and


Landlord's Initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----
restoration shall be accomplished in a good workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities.

   10. ASSIGNMENT AND SUBLETTING. Tenant shall not assign or in any manner transfer this lease or any estate or interest, or sublet the leased Premises or any part thereof except to _______ Austin, Inc. or grant any license, concession or other right of occupancy of any portion of the leased Premises, or permit the use of the leased Premises by any parties other than Tenant, its agents and employees: and any such acts without Landlord's prior written consent shall be void and of no effect, and consent shall not be unreasonably withheld.

   11. INDEMNITY. Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord against and from all fines, suits, claims, demands, losses and actions (including attorney's fees) for any injury to person or damage to or loss of property on or about the Premises caused by Tenant, it's employees, contractors, subtenants, invitees or by any other person entering the Premises or the Building under express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct or third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond the control of Landlord, or for any injury or damage or inconvenience which any arise through repair of alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's gross negligence or willful wrong.

   12. SUBORDINATION. This lease and all rights of Tenants hereunder are subject and subordinate to any deeds of trust, mortgages or other instruments of security, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Building, the land situated beneath the Building or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages, instruments of security or leases. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination. Tenant further covenants and agrees to attorn to any purchaser and to recognize such purchaser as Landlord under this lease. Tenant shall upon demand at any time execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and Tenant hereby irrevocably authorizes Landlord's mortgage to execute, acknowledge and deliver any such instruments and certificates on Tenant's behalf.

   13. RULES AND REGULATIONS. Tenant and Tenant's agents, employees and invitees will comply fully with all requirements of the rules and regulations of the Building and related facilities. Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such manner as may be deemed advisable for


Landlord's Initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----
safety, care, or cleanliness of the Building and related facilities or the Premises, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall be responsible for compliance therewith by the agents, employees and invitees of Tenant.

   14. INSPECTION. Landlord or its officers, agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in any emergency, to any hour) to (a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (b) show the Premises to prospective tenants, purchasers or lenders; and Tenants shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

   15. CONDEMNATION. If the Premises, or any part thereof, or if the Building or any portion of the Building leaving the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date of this lease, shall be taken or condemned in whole or in part for public purposes, or sold in lieu of condemnation, then the Lease Term shall, at the sole option of Landlord, forthwith cease and terminate: all compensation awarded for any taking (or sale proceeds in lieu thereof) shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant.

   16. FIRE OR OTHER CASUALTY. In the event that the Building should be totally destroyed by fire, tornado or other casualty or in the event the Premises or the Building should be so damaged that rebuilding or repairs cannot be completed within 120 days after the date of such damage, Landlord may at its option terminate this lease, in which event the rent shall be abated during the unexpired portion of this lease effective with the date of such damage. In the event the Building or the Premises should be damaged by fire, tornado, or other casualty covered by Landlord's insurance, but only to such extent that rebuilding or repairs can be completed within 120 days after the date of such damage, or if the damage should be more serious but Landlord does not elect to terminate this lease, in either such even Landlord shall within thirty (30) days after the date of such damage commence to rebuild or repair the Building and/or the Premises and shall proceed with reasonable diligence to restore the Building and/or Premises to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Tenant or other Tenants within the Building or the Premises. Landlord shall allow Tenant a fair diminution of rent during the time the Premises are unfit for occupancy. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this lease shall terminate upon notice to Tenant. Except as hereinafter provided, any insurance which may carried by Landlord or Tenant against loss or damage hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.


Landlord's Initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----

   17. HOLDING OVER. Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to 1.5 times the daily rent payable for the last month of the lease.

   18. TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises, and if any such taxes for which Tenant is liable are in any way levied or assessed against Landlord, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

   19. EVENTS OF DEFAULT. The following events shall be events of default by Tenant under this lease:

   (a) Tenant shall fail to pay when due any rental or other sums payable by Tenant hereunder (or any other lease now or hereafter executed by Tenant in connection with space in the Building).

   (b) Tenant shall fail to comply with or observe any other provision of this lease (or under any other lease now or hereafter executed by Tenant in connection with space in the Building).

   (c) Tenant or any guarantor of Tenant's obligations hereunder shall make an assignment for the benefit of creditors.

   (d) Any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under any section or chapter of the National Bankruptcy act, as amended, or under any similar law or statute of the United States or any State thereof: or Tenant or any guarantor of Tenant's obligations hereunder shall be adjudged bankrupt or insolvent in proceedings filed thereunder.

   (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder.

   (f)  Tenant shall desert or vacate any portion of the Premises.

   20. REMEDIES. Upon the occurrence of any event of default specified in this lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice of demand whatsoever:

   (a) Terminate this lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant falls to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore: and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to


Landlord's Initials  /s/                    Tenant's Initials  /s/
                    -----                                     -----
relet the Premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the Lease Term.

   (b) Enter upon and take possession of the Premises and expel or remove tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the rent therefore; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.

   (c) Enter upon the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be given to Tenant. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of rental for the remainder of the Least Term.

   21. SURRENDER OF PREMISES. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

   22. ATTORNEY'S FEES. In the case it should be necessary or proper for Landlord to bring any action under this lease or to consult or place said lease, or any amount payable by Tenant, hereunder, with an attorney concerning or for the enforcement of any of Landlord's rights hereunder, then Tenant agrees in each and any such case to pay to Landlord a reasonable attorney's fee.

   23. LANDLORD'S LIEN. In addition to the statutory landlord's lien, Landlord shall have, at all times, and Tenant hereby grants to Landlord, a valid security interest to secure payment of all rental and other sums of money becoming due hereunder from Tenant, and to


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                                      12
secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvement, and other personal property of Tenant presently or which may hereafter be situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of the Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale, or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner described in Paragraph 28 of this lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Paragraph 23. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

   24. MECHANICS' LIENS. Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or the Building or improvements thereon during the Lease Term caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien Tenant will promptly pay same.

   25.  NO SUBROGATION; LIABILITY INSURANCE.

   (a) Each party hereto hereby waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Building, the Premises, or Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured. Each party hereto agrees that it will request its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

   (b) Tenant shall procure and maintain throughout the Lease Term a policy or policies of insurance at its sole cost and expense and in amounts on not less than a combined single limit of


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                    -----                                     -----

$1,000,000 or such other amounts as Landlord may from time to time require, insuring Tenant and Landlord against any and all liability to the extent obtainable for injury to or death of a person or persons or damage to property occasioned by or arising out of or in connection with the use, operation and occupancy of the Premises. Tenant shall furnish a certificate of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material change of any such insurance.

   26. BROKERAGE. Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this lease other than Jeff Greenberg and Don Cox; and Tenant agrees to indemnify Landlord against
     --------------------------
all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges 'claimed by any broker or agent claiming the same by, through or under Tenant.

   27. ESTOPPEL CERTIFICATES. Tenant agrees to furnish from time to time when requested by Landlord a certificate signed by Tenant confirming and containing such factual certifications and representations deemed appropriate by Landlord, and Tenant shall, within seven (7) days following receipt of said proposed certificate from Landlord, return a fully-executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully-executed copy of such certificate to Landlord within the foregoing seven (7) day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

   28. NOTICES. Each provision of this agreement, or of any applicable governmental laws, ordnances, regulations and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

   (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be address as Landlord may specify from time to time by written notice delivered in accordance herewith.

   (b) Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested) addressed to the parties hereto at their respective addresses set forth in Paragraph 1 or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith.

   29. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.


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                                      14

   30. SEPARABILITY. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, the remainder of this lease shall not be affected thereby, and in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there shall be added as a part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

   31. AMENDMENTS; WAIVER; BINDING EFFECT. The provisions of this lease may not be waived, altered, changed or amended, except by instrument in writing signed by both parties hereto. The terms and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

   32. QUIET ENJOYMENT. Provided Tenant has performed all of the terms and conditions of this lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord, subject to the terms and conditions of this lease.

   33. INTERPRETATION. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions contained in this lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this lease.

   34.  Deleted.

   35. PERSONAL LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this lease shall be limited to the interest of Landlord in the Building and the land, and Landlord shall not be personally liable for any deficiency.

   36. LANDLORD'S FAILURE TO PERFORM. If Landlord fails to perform any of its obligations under this Lease, Landlord shall not be in default hereunder and Tenant shall not have any rights or remedies growing out of such failure unless Tenant gives Landlord written notice thereof setting forth in reasonable detail the nature and extent of such failure and such failure by Landlord is not cured within the thirty (30) day period following delivery of such notice or such longer period therefore provided elsewhere in this Lease. If such failure cannot reasonably be cured within such thirty (30) day period, the length of such period shall be extended for the period reasonably required therefore, if Landlord commences curing such failure within such thirty (30) day period and continues the curing thereof with reasonable diligence and continuity.

   37. NOTICE TO LENDER. If the Premises or the Building or any part thereof are at any time subject to a first mortgage or a first deed of trust or other similar instrument and this lease or the rentals are assigned to such mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then Tenant shall not terminate this lease or abate rentals for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the


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                                      15
default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord.

   38. REPRESENTATIONS. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises, the Building or the land except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease.

   39. EXHIBITS AND ATTACHMENTS. All exhibits, attachments, riders and addenda referred to in the lease are incorporated into this lease and made a part hereof for all intents and purposes.

   40.  SPECIAL PROVISIONS.

   40.A. Improvements. Tenant agrees to accept Suite 280 in "as-is" condition subject to Landlord, at Landlord's expense, completing the improvements shown on Exhibit "A" with building standard material. Any changes or additions to the plan shall be paid by Tenant prior to the time of commencement of the construction.

   40.B. Free Rent. Tenant shall occupy the Leased Premises from 1/1/93 to 2/28/93 rent free.

   40.C. Renewal Option. So long as Tenant is not in default of this Lease. Tenant shall have two (2) three (3) year options to renew this Lease at the expiration of the primary term and the expiration of the first renewal by giving Landlord 180 (one hundred and eighty) day written notice of its intentions. The rental rate for any renewal period will be the then current market rental rate for comparable buildings in Northwest Austin.

   40.D. Building hours. Normal building hours for Colina West are 7:00AM to 6:00PM from Monday thru Friday, and 8:00AM to Noon on Saturdays, however, Tenant shall be provided 24 hour access to the building and all its facilities, including restrooms and the Leased Premises. Tenant shall be provided 24 hour access to utilities including HVAC, there will be no extra charge to Tenant for this service.

   40.E Rider to Section 7(a). Notwithstanding anything to the contrary in the Lease, Basic Cost shall not include, and Tenant shall not be required to pay, any of the following: (a) legal fees, brokerage commissions, advertising costs, or other related expenses incurred in connection with the leasing of the Building or project or associated with disputes with tenants or other occupants of the building or project or any part thereof; (b) repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Building, project or common areas or to upgrade the Building or project to comply with handicap, life, fire and safety codes or Laws in effect prior to the Commencement Date; (c) any improvements, alterations or expenditures of a capital nature, unless the costs are charged back over their useful life as additional rent based on standard accounting practices consistently applied (but only for the portion of the useful life which occurs during the remaining portion of the initial Term of the Lease); (d) damage and repairs attributable to fire or other


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                                      16
casualty to the extent such damages or repairs are covered by insurance proceeds; (e) damage and repairs covered under any insurance policy carried by Landlord in connection with the Building, project or common areas; (f) damage and repairs necessitated by the willful misconduct of Landlord or Landlord's agents, employees, contractors or invitees; (g) executive salaries or salaries of service personnel to the extent that such service personnel perform services other than in connection with the management, operation, repair or maintenance of the Building, project or common areas; (h) advertising or promotional expenditures and other costs (including permit, license and inspection fees) related to or incurred in renovation or otherwise improving, decorating, painting or altering vacant space in the Building or project; (j) the cost of any service provided to tenant or other occupants of the Building or project for which Landlord is entitled to be reimbursed; (k) any cost or expense related to the removal, transportation or storage of hazardous materials from the Premises, building, project or common areas; (l) payment of principal or interest on any mortgage or other encumbrance or any costs or expenses related thereto; (m) services or installations furnished to any tenant in the Building or project which are not furnished to Tenant; (n) depreciation and amortization; (o) interest on taxes or penalties resulting from Landlord's failure to pay taxes; or (p) income, transfer, gift or franchise taxes; (q) increase in taxes attributable to additional improvements unless such improvements are made solely for Tenants benefit; and (r) any other expense which, under generally accepted accounting principles and practice would not be considered a normal maintenance and operating expense.

   In addition, Tenant shall have a cap on controllable expenses of 6% per year cumulative. Controllable expenses are defined as all operating expenses except ad valorem taxes, utilities and insurance.

   40.F. If the Property is sold or ownership is transferred, this Lease will survive the sale or ownership transfer.

   40.G. Landlord shall obtain a non-disturbance agreement from the Lender of Colina West.

   40.H. Landlord shall provide Tenant with two building standard door signs, two mailboxes and up to seven directory strips.


LANDLORD                                    TENANT


Colina West Limited                         McIntosh & Reynolds, A Professional
-------------------                         -----------------------------------
                                            Corporation
                                            -----------


By: /s/ David Kahn                          By: /s/ Ronney Reynolds
   ------------------------------------        ---------------------------------

Name:   David Kahn                          Name:   Ronney Reynolds
     ----------------------------------          -------------------------------

Title: Managing Partner                     Title: President
      ---------------------------------           ------------------------------

Its duly authorized agent                   Its duly authorized agent


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                                      17

Date:  12-4-92                              Date:  12/4/92
     ----------------------------------          -------------------------------


                                            By:  /s/ Gary McIntosh
                                               ---------------------------------

                                            Name:  Gary McIntosh
                                                 -------------------------------

                                            Title:  Vice President
                                                  ------------------------------

                                            Its duly authorized agent

                                            Date:  12/4/92
                                                 -------------------------------





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                                      18

                        BUILDING RULES AND REGULATIONS

   The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith, the land situation beneath the Building and the appurtenances thereto:

   1. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by tenants or used for any purpose other than ingress and egress to and from the Premises and for going from one to another part of the Building.

   2. Plumbing fixtures and appliances shall be used only for purposes for which constructed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant shall be paid by him and Landlord shall not in any case be responsible therefore.

   3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by the Building maintenance personnel nor shall any part of the Building be defaced by tenants. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

   4. Landlord will provide and maintain an alphabetical directory board for all tenants in the first floor (main lobby) of the Building and no other director shall be permitted unless previously consented to by Landlord in writing.

   5. Landlord shall provide all locks for doors in each tenant's Premises, at the cost of such tenant, and no tenant shall place any additional lock or locks on any door in its Premises without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in each tenant's Premises shall be furnished by Landlord to each tenant, at the cost of such tenant, and the tenants shall not have any duplicate keys made.

   6. With respect to work being performed by tenants in any Premises with the approval of Landlord, all tenants will refer all contractors, contractor's representatives and installation technicians rendering any service to them to Landlord for Landlord's supervision, approval and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments, doors, entryways, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

   7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any merchandise or materials that requires use of elevators or stairways, or movement through the Building entrances or lobby, shall be restricted to hours designated by Landlord. All such movement shall be under the supervision of Landlord and in the manner agreed between the tenants and Landlord by prearrangement before performance. Such


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                                      19
prearrangement initiated by a tenant shall be determined by Landlord and shall be subject to its decision and control of the time, method and routing of movement; limitations imposed by safety; and other concerns that may prohibit any article, equipment or other item from being brought into the Building. The tenants are to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a tenant from the time of entering the property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for a tenant.

   8. Landlord shall have the power to prescribe the weight and position of iron safes or other heaving equipment, which shall in all cases stand on supporting devices approved by Landlord in order to distribute the weight thereof. All damage done to the Building by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

   9. A tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done under the supervision of the Building manager, after written permission from Landlord. Persons employed to move such property shall be acceptable to Landlord.

   10.  Corridor doors, when not in use, shall be kept closed.

   11. Each tenant shall cooperate with Landlord's employees in keeping its Premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

   12. Landlord shall be in no way responsible to the tenants or their agents, employees or invitees for any loss of property from the Premises or the public areas or for any damages to any property thereon from any cause whatsoever.

   13. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any premises except by persons appointed or approved by Landlord in writing.

   14. Should a tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none shall be introduced and placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission.

   15. Tenants shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.


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                                      20

   16. Nothing shall be swept or thrown into or stored in the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in or about the Building.

   17. No machinery of any kind shall be operated by any tenant in its premises without the prior written consent of Landlord, nor shall any tenant use or keep in the Building any inflammable or explosive fluid or substance.

   18. No portion of any tenant's premises shall at any time be used or occupied as sleeping or lodging quarters.

   19. Landlord reserves the right to rescind any of these rules and regulations and make such other and further rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants and their agents, employees and invitees, which rules and regulations, when made and notice thereof given to a tenant, shall be binding upon him in like manner as if originally herein prescribed.

   20. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from the tenant's Premises or the public areas regardless of whether such loss occurs when the Premises or the public areas are locked against entry or not.


LANDLORD                                    TENANT

Colina West Limited                         McIntosh & Reynolds, P.C.
-------------------                         ------------------------------------

By: /s/ David Kahn                          By: /s/ Ronney Reynolds
   ------------------------------------     ------------------------------------

Name:   David Kahn                          Name:   Ronney Reynolds
     ----------------------------------          -------------------------------

Title: Managing Partner                     Title: President
      ---------------------------------           ------------------------------

Its duly authorized agent                   Its duly authorized agent

Date: 12-4-92                               Date: 12/4/92
     ----------------------------------
                                            By:  /s/ Gary McIntosh
                                               ---------------------------------

                                            Name:   Gary McIntosh
                                                 -------------------------------

                                            Title:  Vice President
                                                  ------------------------------

                                            Its duly authorized agent

                                            Date: 12/4/92
                                                 -------------------------------


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                    -----                                     -----

                               GUARANTY OF LEASE

   GUARANTY OF LEASE dated this the 3 day of December 1992, given by Ronney Reynolds (hereinafter called the "Guarantor") to Colina West Limited (hereinafter called "Landlord").

                                  WITNESSETH:

   WHEREAS, simultaneously with the delivery of this Guaranty, the Landlord is leasing to McIntosh & Reynolds, P.C. (the "Tenant"), by an instrument dated December 1, 1992, hereinafter called the "Lease," certain premises which are more particularly described in said Lease: and

   WHEREAS, the Landlord is unwilling to enter into the Lease unless the Guarantor executes and delivers to the Landlord this Guaranty:

   NOW, THEREFORE, in order to induce the Landlord to enter into the Lease, as aforesaid, and, further, in consideration of TEN AND 00/100 DOLLARS ($10.00) paid by the Landlord to the Guarantor, receipt of which is hereby acknowledged, the Guarantor hereby covenants, guarantees and agrees as follows:

   1. The Guarantor hereby unconditionally guarantees to Landlord Fifty (50%) percent of the payment of rent and the timely performance of all of Tenant's other obligations and covenants pursuant to the Lease for the first 36 months of the term of the Lease.

   2. Any modification of the Lease or waiver of the performance thereof, or the giving by the Landlord or any extension of time for the performance of any of the obligations of the Tenant, or any other forbearance on the part of the Landlord, or any failure by the Landlord to enforce any of its rights under the Lease shall not in any way release Guarantor from liability hereunder or affect or diminish the validity of this Guaranty. Notice to Guarantor of any such modification, waiver, extension, forbearance or failure, or of any default by Tenant under the terms thereof is hereby waived.

   3. If any default is made in the payment of rental or if Landlord shall declare Tenant in default for any reason pursuant to the terms of the Lease, then Guarantor shall pay any amounts due and owning as rentals or otherwise, and shall cure all defaults of Tenant.

   4. The Guarantor agrees that in the event of institution by or against Tenant of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, and if in any such proceeding the Lease shall be terminated or rejected, or the obligations of the Tenant thereunder shall be modified, the Guarantor agrees that it will continue to pay rents as they become due and continue to perform all obligations of Tenant under the Lease. In the event any payment by Tenant to Landlord is held to constitute a preference under the bankruptcy laws, or if for any other reason Landlord is required to refund such payment or pay the amount thereof to any other party, such payment by Tenant to Landlord shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Landlord upon demand. The Guarantor's obligation to make payment in accordance with the terms of this agreement shall not be impaired, modified, released or limited in any manner whatsoever by any impairment, modification, release or limitation of the liability of the Tenant or its estate in bankruptcy resulting from the operation of any present of future provision of the National Bankruptcy Act or other statute, or from the decision of any court.

   5. The Guarantor shall not be subrogated to any of the rights of the Landlord under the Lease or in or to the premises demised thereby, or to any other rights of the Landlord, by reason of any of the provisions of this instrument or by reason of the performance by the Guarantor of any of its obligations thereunder, and the Guarantor will look solely to the Tenant for recoupment.

   6. The Guarantor waives any defense arising by reason of any disability or other defense of the Tenant or by reason of the cessation from any cause whatsoever of the liability of the Tenant under the Lease and the Guarantor shall be liable hereunder notwithstanding any such disability, defense or cessation of the Tenant's liability under the Lease.

   7. The Guarantor agrees that in the event this Guaranty is placed in the hands of an attorney for enforcement, the Guarantor will reimburse the Landlord for all expenses incurred, including reasonable attorney's fees.

   8. This Guaranty shall bind Guarantors, their heirs, successors and assigns, and shall inure to the benefit of and be enforceable by the Landlord, its successors and assigns.

   9. Guarantor waives diligence of Landlord or its assignees in pursuing any remedy against Tenant. Furthermore, Landlord shall not be required to pursue or exhaust any other remedies before invoking the benefits of this Guaranty; however, any pursuit of any such remedies shall in no manner impair or diminish the rights of Landlord under this Guaranty.

   10. If there be more than one Guarantor, the Landlord may compound with any one of Guarantors for such sum or sums as it may set fit and release such Guarantor from all further liability to Landlord for such indebtedness without impairing the right of the Landlord to demand and collect the balance of such indebtedness from the other Guarantors not so released: but it is agreed, however, that such compounding and release shall in no wise impair the rights of Guarantors among themselves.

   11. This is an absolute and continuing Guaranty, and shall apply to and cover the Lease including any option periods, extensions and/or renewals thereof. In the event of the death of any individual Guarantor hereunder, the obligation of such decreased Guarantor shall continue in full force and effect against his/her estate as to that amount of indebtedness which shall have been created or incurred by the Tenant prior to the time when the Landlord shall have received notice, in writing of such death: and this Guaranty shall from the date of such death as to all amounts of the indebtedness created, incurred or arising after such death, remain and continue in full force as a Guaranty by the surviving Guarantors.

   12. To the extent permitted by law, Guarantor expressly waives and relinquishes all rights and remedies of surety.

   13. In the event any or all of the Guarantors are corporations, each such Guarantor warrants and represents that it has full authority to execute and deliver this Guaranty and agrees that it will do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation under the laws of the state of its incorporation.

   14. Guarantor, individually and severally, expressly agree that this contract is performable in the City of Austin, Travis County, Texas.

   15. The invalidity or unenforceability in any particular circumstances of any provision of this Guaranty Agreement shall not extend beyond such provision or such circumstances, and no other provision of this instrument shall be affected thereby.

   16. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

   EXECUTED this 4th day of December, 1992.


                                        ---------------------------------------


                                        ---------------------------------------

                               GUARANTY OF LEASE

   GUARANTY OF LEASE dated this the 3 day of December 1992, given by Gary McIntosh (hereinafter called the "Guarantor") to Colina West Limited (hereinafter called "Landlord")

                                  WITNESSETH:

   WHEREAS, simultaneously with the delivery of this Guaranty, the Landlord is leasing to McIntosh & Reynolds, P.C. (the "Tenant"), by an instrument dated December 1, 1992, hereinafter called the "Lease," certain premises which are more particularly described in said Lease: and

   WHEREAS, the Landlord is unwilling to enter into the Lease unless the Guarantor executes and delivers to the Landlord this Guaranty:

   NOW, THEREFORE, In order to induce the Landlord to enter into the Lease, as aforesaid, and, further, in consideration of TEN AND 00/100 DOLLARS ($10.00) paid by the Landlord to the Guarantor, receipt of which is hereby acknowledged, the Guarantor hereby covenants, guarantees and agrees as follows:

   1. The Guarantor hereby unconditionally guarantees to Landlord Fifty (50%) percent of the payment of rent and the timely performance of all of Tenant's other obligations and covenants pursuant to the Lease for the first 36 months of the term of the Lease.

   2. Any modification of the Lease or waiver of the performance thereof, or the giving by the Landlord or any extension of time for the performance of any of the obligations of the Tenant, or any other forbearance on the part of the Landlord, or any failure by the Landlord to enforce any of its rights under the Lease shall not in any way release Guarantor from liability hereunder or affect or diminish the validity of this Guaranty. Notice to Guarantor of any such modification, waiver, extension, forbearance or failure, or of any default by Tenant under the terms thereof is hereby waived.

   3. If any default is made in the payment of rental or if Landlord shall declare Tenant in default for any reason pursuant to the terms of the Lease, then Guarantor shall pay any amounts due and owning as rentals or otherwise, and shall cure all defaults of Tenant.

   4. The Guarantor agrees that in the event of institution by or against Tenant of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, and if in any such proceeding the Lease shall be terminated or rejected, or the obligations of the Tenant thereunder shall be modified, the Guarantor agrees that it will continue to pay rents as they become due and continue to perform all obligations of Tenant under the Lease. In the event any payment by Tenant to Landlord is held to constitute a preference under the bankruptcy laws, or if for any other reason Landlord is required to refund such payment or pay the amount thereof to any other party, such payment by Tenant to Landlord shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Landlord upon demand. The Guarantor's obligation to make payment in accordance with the terms of this agreement shall not be impaired, modified, released or limited in any manner whatsoever by any impairment, modification, release or limitation of the liability of the Tenant or its estate in bankruptcy resulting from the operation of any present of future provision of the National Bankruptcy Act or other statute, or from the decision of any court.

   5. The Guarantor shall not be subrogated to any of the rights of the Landlord under the Lease or in or to the premises demised thereby, or to any other rights of the Landlord, by reason of any of the provisions of this instrument or by reason of the performance by the Guarantor of any of its obligations thereunder, and the Guarantor will look solely to the Tenant for recoupment.

   6. The Guarantor waives any defense arising by reason of any disability or other defense of the Tenant or by reason of the cessation from any cause whatsoever of the liability of the Tenant under the Lease and the Guarantor shall be liable hereunder notwithstanding any such disability, defense or cessation of the Tenant's liability under the Lease.

   7. The Guarantor agrees that in the event this Guaranty is placed in the hands of an attorney for enforcement, the Guarantor will reimburse the Landlord for all expenses incurred, including reasonable attorney's fees.

   8. This Guaranty shall bind Guarantors, their heirs, successors and assigns, and shall inure to the benefit of and be enforceable by the Landlord, its successors and assigns.

   9. Guarantor waives diligence of Landlord or its assignees in pursuing any remedy against Tenant. Furthermore, Landlord shall not be required to pursue or exhaust any other remedies before invoking the benefits of this Guaranty; however, any pursuit of any such remedies shall in no manner impair or diminish the rights of Landlord under this Guaranty.

   10. If there be more than one Guarantor, the Landlord may compound with any one of Guarantors for such sum or sums as it may set fit and release such Guarantor from all further liability to Landlord for such indebtedness without impairing the right of the Landlord to demand and collect the balance of such indebtedness from the other Guarantors not so released: but it is agreed, however, that such compounding and release shall in no wise impair the rights of Guarantors among themselves.

   11. This is an absolute and continuing Guaranty, and shall apply to and cover the Lease including any option periods, extensions and/or renewals thereof. In the event of the death of any individual Guarantor hereunder, the obligation of such decreased Guarantor shall continue in full force and effect against his/her estate as to that amount of indebtedness which shall have been created or incurred by the Tenant prior to the time when the Landlord shall have received notice, in writing of such death: and this Guaranty shall from the date of such death as to all amounts of the indebtedness created, incurred or arising after such death, remain and continue in full force as a Guaranty by the surviving Guarantors.

   12. To the extent permitted by law, Guarantor expressly waives and relinquishes all rights and remedies of surety.

   13. In the event any or all of the Guarantors are corporations, each such Guarantor warrants and represents that it has full authority to execute and deliver this Guaranty and agrees that it will do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation under the laws of the state of its incorporation.

   14. Guarantor, individually and severally, expressly agree that this contract is performable in the City of Austin, Travis County, Texas.

   15. The invalidity or unenforceability in any particular circumstances of any provision of this Guaranty Agreement shall not extend beyond such provision or such circumstances, and no other provision of this instrument shall be affected thereby.

   16. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

   EXECUTED this 4th day of December, 1992.


                                        ----------------------------------------


                                        ----------------------------------------